Exhibit 10.4
IDEATION ACQUISITION CORP.
100 North Crescent Drive
Beverly Hills, California 90210
_______, 2007
Clarity Partners, L.P.
100 North Crescent Drive
Beverly Hills, California 90210
Ladies and Gentlemen:
     This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of the securities of Ideation Acquisition Corp. (the “Company”) and continuing until the earlier of (i) the consummation by the Company of a “Business Combination” or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), Clarity Partners, L.P. shall make available to the Company certain office space and administrative and support services as may be required by the Company from time to time, situated at 100 North Crescent Drive, Beverly Hills, California 90210. In exchange therefore, the Company shall pay Clarity Partners, L.P. the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date. In connection herewith, Clarity Partners, L.P. has executed a waiver substantially in the form of Exhibit [_] to the underwriting agreement executed by the Company in connection with the IPO.
[signature page follows]

Very truly yours, IDEATION ACQUISITION CORP.
By:
	Name:	Robert N. Fried
	Title:	Chief Executive Officer

AGREED TO AND ACCEPTED BY: CLARITY PARTNERS, L.P.
By:
Name:
Title:

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